UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2013

Date of reporting period:	January 31, 2013

Item 1. Schedule of Investments:

Putnam Equity Spectrum Fund

The fund's portfolio
1/31/13 (Unaudited)

COMMON STOCKS (79.5%)(a)
	Shares	Value

Aerospace and defense (6.0%)

General Dynamics Corp.	107,000	$7,094,100

L-3 Communications Holdings, Inc.	466,900	35,447,048

Northrop Grumman Corp.	137,103	8,917,179

		51,458,327
Airlines (6.1%)

Japan Airlines Co., Ltd. (Japan)(NON)	686,500	28,377,385

United Continental Holdings, Inc.(NON)	994,300	24,012,345

		52,389,730
Auto components (1.0%)

Johnson Controls, Inc.	288,300	8,963,247

		8,963,247
Biotechnology (5.9%)

Biospecifics Technologies Corp.(NON)	143,852	2,193,743

Cubist Pharmaceuticals, Inc.(NON)	456,115	19,631,190

Elan Corp. PLC ADR (Ireland)(NON)	2,720,841	28,596,039

Prothena Corp PLC (Ireland)(NON)	62,843	377,686

		50,798,658
Capital markets (—%)

KKR & Co. LP	16,405	276,916

		276,916
Chemicals (5.0%)

LyondellBasell Industries NV Class A	265,300	16,825,326

OM Group, Inc.(NON)	233,400	6,446,508

W.R. Grace & Co.(NON)	279,200	20,046,560

		43,318,394
Commercial services and supplies (0.8%)

Tyco International, Ltd.	228,100	6,895,463

		6,895,463
Communications equipment (10.6%)

EchoStar Corp. Class A(NON)	2,512,797	91,415,555

		91,415,555
Consumer finance (3.8%)

Capital One Financial Corp.	585,400	32,969,728

		32,969,728
Diversified financial services (1.8%)

Citigroup, Inc.	370,300	15,611,848

		15,611,848
Health-care equipment and supplies (3.6%)

GenMark Diagnostics, Inc.(NON)(S)	1,128,852	12,146,448

STAAR Surgical Co.(NON)(AFF)	3,384,080	19,153,893

		31,300,341
Health-care providers and services (4.2%)

Humana, Inc.	143,400	10,663,224

UnitedHealth Group, Inc.	464,900	25,667,129

		36,330,353
Hotels, restaurants, and leisure (2.9%)

AFC Enterprises(NON)	641,630	18,645,768

Famous Dave's of America, Inc.(NON)	197,973	1,853,027

MTR Gaming Group, Inc.(NON)	1,207,538	4,830,152

		25,328,947
Household products (0.8%)

Harbinger Group, Inc.(NON)	786,133	6,446,291

		6,446,291
Internet software and services (0.8%)

Global Eagle Entertainment, Inc. (acquired 01/30/13, cost $6,973,000)(F)(RES)	697,300	6,300,803

Global Eagle Entertainment, Inc.(NON)(S)	85,000	853,400

		7,154,203
IT Services (1.1%)

Mantech International Corp. Class A	395,000	9,744,650

		9,744,650
Life sciences tools and services (0.5%)

Sequenom, Inc.(NON)(S)	1,085,774	4,505,962

		4,505,962
Machinery (0.5%)

Navistar International Corp.(NON)	153,735	4,010,946

		4,010,946
Media (14.1%)

DISH Network Corp. Class A	3,221,321	120,058,634

Rentrak Corp.(NON)	67,267	1,377,628

		121,436,262
Metals and mining (0.5%)

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	53,400	1,882,350

Horsehead Holding Corp.(NON)	208,900	2,080,644

		3,962,994
Oil, gas, and consumable fuels (2.1%)

Cabot Oil & Gas Corp.	116,816	6,165,548

Gulfport Energy Corp.(NON)	205,697	8,489,115

Lone Pine Resources, Inc. (Canada)(NON)	1,900,200	2,185,230

		16,839,893
Pharmaceuticals (4.6%)

Jazz Pharmaceuticals PLC(NON)	502,876	28,357,178

Warner Chilcott PLC Class A	802,700	11,374,259

Zoetis, Inc.(NON)	13,300	345,800

		40,077,237
Specialty retail (2.8%)

Select Comfort Corp.(NON)	1,099,768	24,216,890

		24,216,890

Total common stocks (cost $579,572,603)		$685,452,835

U.S. TREASURY OBLIGATIONS (0.1%)(a)
	Principal amount	Value

U.S. Treasury Notes 4s, August 15, 2015(i)	$486,000	$574,258

U.S. Treasury Notes 2 5/8s, July 31, 2014(i)	88,000	91,161

U.S. Treasury Notes 3 1/2s, May 15, 2020(i)	150,000	172,745

U.S. Treasury Notes 1/4s, June 30, 2014(i)	332,000	332,216

Total U.S. Treasury Obligations (cost $1,170,380)		$1,170,380

SHORT-TERM INVESTMENTS (22.6%)(a)
	Principal amount/shares	Value

U.S. Treasury Bills with an effective yield of 0.168%, May 2, 2013(SEG)	$5,500,000	$5,499,038

U.S. Treasury Bills with an effective yield of 0.163%, April 4, 2013	15,000,000	14,998,575

U.S. Treasury Bills with effective yields ranging from 0.140% to 0.144%, February 7, 2013	8,447,000	8,446,798

U.S. Treasury Bills with an effective yield of 0.132%, January 9, 2014	10,000,000	9,987,190

U.S. Treasury Bills with an effective yield of 0.120%, December 12, 2013	7,500,000	7,491,503

U.S. Treasury Bills with an effective yield of 0.110%, November 14, 2013	7,500,000	7,493,003

U.S. Treasury Bills with an effective yield of 0.100%, July 18, 2013	5,000,000	4,997,680

U.S. Treasury Bills with an effective yield of 0.089%, July 11, 2013	5,000,000	4,998,110

U.S. Treasury Bills with an effective yield of 0.087%, July 5, 2013	5,000,000	4,998,185

Putnam Cash Collateral Pool, LLC 0.18%(d)	13,736,800	13,736,800

Putnam Money Market Liquidity Fund 0.10%(AFF)	112,100,288	112,100,288

Total short-term investments (cost $194,744,020)		$194,747,170

TOTAL INVESTMENTS

Total investments (cost $775,487,003)(b)		$881,370,385

FORWARD CURRENCY CONTRACTS at 1/31/13 (aggregate face value $26,369,484) (Unaudited)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	appreciation

Barclays Bank PLC
	Japanese Yen	Sell	2/20/13	$25,098,460	$26,369,484	$1,271,024

Total						$1,271,024

FUTURES CONTRACTS OUTSTANDING at 1/31/13 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

S&P 500 Index E-Mini (Long)	535	$39,945,775	Mar-13	$967,378

Total				$967,378

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2012 through January 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures , references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $862,632,990.
(b)	The aggregate identified cost on a tax basis is $775,489,264, resulting in gross unrealized appreciation and depreciation of $129,367,409 and $23,486,288, respectively, or net unrealized appreciation of $105,881,121.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. For investments in Putnam Money Market Liquidity Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with a company which is under common ownership, or with companies in which the fund owned at least 5% of the voting securities, were as follows:
	Name of affiliates	Market value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Market value at the end of the reporting period

	Putnam Money Market Liquidity Fund *	$51,290,697	$350,133,010	$289,323,419	$33,218	$112,100,288
	STAAR Surgical Co.	10,146,098	16,986,847	—	—	19,153,893
	Totals	$61,436,795	$367,119,857	$289,323,419	$33,218	$131,254,181
Market values are shown for those securities affiliated at period end.
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(d)	Affiliated company. The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $13,431,025.
The fund received cash collateral of $13,736,800 which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(i)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
Debt obligations are considered secured unless otherwise indicated.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to manage exposure to market risk and to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
The fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$179,945,346	$—	$—
Consumer staples	6,446,291	—	—
Energy	16,839,893	—	—
Financials	48,858,492	—	—
Health care	163,012,551	—	—
Industrials	114,754,466	—	—
Information technology	102,013,605	—	6,300,803
Materials	47,281,388	—	—
Total common stocks	679,152,032	—	6,300,803
U.S. Treasury Obligations	—	1,170,380	—
Short-term investments	112,100,288	82,646,882	—

Totals by level	$791,252,320	$83,817,262	$6,300,803

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,271,024	$—
Futures contracts	967,378	—	—

Totals by level	$967,378	$1,271,024	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund's portfolio.
Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$1,271,024	$—
Equity contracts	967,378	—

Total	$2,238,402	$—

The average volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was as follows:
Futures contracts (number of contracts)	200
Forward currency contracts (contract amount)	$8,200,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: March 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: March 28, 2013

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: March 28, 2013